Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements Forms S-8 (Registration Nos. 333-113932, 333-96630, 333-08826, 333-10092, 333-12466 and 333-12988) of our report dated February 12, 2007, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

March 27, 2007 Tel Aviv, Israel	Yours Truly, KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global